Exhibit 99.1

Kraft Foods Inc. and Subsidiaries

Segment Realignment and Excise Tax Reclassification

Quarterly 2008 and Full Year 2008

($ in millions) (Unaudited)

	2008
	Q1	Q2	Q3	Q4	Year
Net Revenues - As Reported
U.S. Beverages	$772	$789	$743	$697	$3,001
U.S. Cheese	957	972	919	1,159	4,007
U.S. Convenient Meals	1,032	1,089	1,081	1,038	4,240
U.S. Grocery	792	912	802	883	3,389
U.S. Snacks	1,190	1,272	1,274	1,289	5,025
Canada & N.A. Foodservice	1,029	1,141	1,109	1,015	4,294

North America	5,772	6,175	5,928	6,081	23,956

Europe*	2,718	2,914	2,725	2,902	11,259
Developing Markets	1,612	1,781	1,809	1,784	6,986

Net Revenues - As Reported	$10,102	$10,870	$10,462	$10,767	$42,201

Segment Realignment
Europe (to Developing Markets)	(282)	(327)	(326)	(327)	(1,262)
Developing Markets (from Europe)	282	327	326	327	1,262

Excise Tax Reclassification
Europe (from Net Revenues to Cost of Sales)	(56)	(66)	(61)	(86)	(269)

Net Revenues - As Restated
U.S. Beverages	$772	$789	$743	$697	$3,001
U.S. Cheese	957	972	919	1,159	4,007
U.S. Convenient Meals	1,032	1,089	1,081	1,038	4,240
U.S. Grocery	792	912	802	883	3,389
U.S. Snacks	1,190	1,272	1,274	1,289	5,025
Canada & N.A. Foodservice	1,029	1,141	1,109	1,015	4,294

North America	5,772	6,175	5,928	6,081	23,956

Europe	2,380	2,521	2,338	2,489	9,728
Developing Markets	1,894	2,108	2,135	2,111	8,248

Net Revenues - As Restated	$10,046	$10,804	$10,401	$10,681	$41,932

*	This segment was formerly known as European Union.

Kraft Foods Inc. and Subsidiaries

Segment Realignment and Excise Tax Reclassification

Full Year 2006 and Quarterly 2007

($ in millions) (Unaudited)

	2006 Year	2007
		Q1	Q2	Q3	Q4	Year
Net Revenues - As Reported
U.S. Beverages	$2,886	$777	$788	$712	$713	$2,990
U.S. Cheese	3,544	880	884	859	1,122	3,745
U.S. Convenient Meals	3,697	960	1,012	995	938	3,905
U.S. Grocery	3,225	781	873	757	866	3,277
U.S. Snacks	4,834	1,159	1,202	1,220	1,298	4,879
Canada & N.A. Foodservice	3,874	888	1,021	1,053	1,118	4,080

North America	22,060	5,445	5,780	5,596	6,055	22,876

Europe*	6,669	1,749	1,840	1,855	2,507	7,951
Developing Markets	4,527	1,126	1,291	1,309	1,581	5,307

Net Revenues - As Reported	$33,256	$8,320	$8,911	$8,760	$10,143	$36,134

Segment Realignment
Europe (to Developing Markets)	(537)	(142)	(151)	(156)	(219)	(668)
Developing Markets (from Europe)	537	142	151	156	219	668

Excise Tax Reclassification
Europe (from Net Revenues to Cost of Sales)	(238)	(54)	(63)	(57)	(102)	(276)

Net Revenues - As Restated
U.S. Beverages	$2,886	$777	$788	$712	$713	$2,990
U.S. Cheese	3,544	880	884	859	1,122	3,745
U.S. Convenient Meals	3,697	960	1,012	995	938	3,905
U.S. Grocery	3,225	781	873	757	866	3,277
U.S. Snacks	4,834	1,159	1,202	1,220	1,298	4,879
Canada & N.A. Foodservice	3,874	888	1,021	1,053	1,118	4,080

North America	22,060	5,445	5,780	5,596	6,055	22,876

Europe	5,894	1,553	1,626	1,642	2,186	7,007
Developing Markets	5,064	1,268	1,442	1,465	1,800	5,975

Net Revenues - As Restated	$33,018	$8,266	$8,848	$8,703	$10,041	$35,858

*	This segment was formerly known as European Union.

Kraft Foods Inc. and Subsidiaries

Segment Realignment and Other Restatements

Quarterly 2008 and Full Year 2008

($ in millions) (Unaudited)

	2008
	Q1	Q2	Q3	Q4	Year
Operating Income - As Reported
U.S. Beverages	$137	$141	$81	$11	$370
U.S. Cheese	115	125	179	203	622
U.S. Convenient Meals	105	122	91	81	399
U.S. Grocery	240	304	233	225	1,002
U.S. Snacks	96	198	170	66	530
Canada & N.A. Foodservice	107	129	151	51	438

North America	800	1,019	905	637	3,361
Europe*	170	163	178	(99)	412
Developing Markets	144	192	216	33	585
Unrealized G/(L) on Hedging Activities	25	78	(141)	(167)	(205)
General Corporate Expenses	(53)	(48)	(115)	(97)	(313)
Amortization of Intangibles	(7)	(4)	(7)	(5)	(23)

Operating Income - As Reported	$1,079	$1,400	$1,036	$302	$3,817
Segment Realignment
Europe (to Developing Markets)	(46)	(54)	(63)	(67)	(230)
Developing Markets (from Europe)	46	54	63	67	230
LIFO Restatement
U.S. Beverages	7	(6)	1	3	5
U.S. Cheese	(29)	22	(19)	1	(25)
U.S. Convenient Meals	7	2	2	1	12
U.S. Grocery	1	1	1	5	8
U.S. Snacks	2	—	4	12	18
Canada & N.A. Foodservice	(2)	2	(5)	4	(1)
Cost Assignment Methodology Change
U.S. Beverages	1	—	1	4	6
U.S. Cheese	(4)	(4)	(12)	(14)	(34)
U.S. Convenient Meals	(19)	(21)	(14)	(18)	(72)
U.S. Grocery	(2)	1	2	(2)	(1)
U.S. Snacks	22	24	16	28	90
Canada & N.A. Foodservice	2	—	7	2	11
Adoption of FAS No. 160
General Corporate Expenses (to Noncontrolling Interest)	2	2	3	2	9
Operating Income - As Restated
U.S. Beverages	$145	$135	$83	$18	$381
U.S. Cheese	82	143	148	190	563
U.S. Convenient Meals	93	103	79	64	339
U.S. Grocery	239	306	236	228	1,009
U.S. Snacks	120	222	190	106	638
Canada & N.A. Foodservice	107	131	153	57	448

North America	786	1,040	889	663	3,378
Europe	124	109	115	(166)	182
Developing Markets	190	246	279	100	815
Unrealized G/(L) on Hedging Activities	25	78	(141)	(167)	(205)
General Corporate Expenses	(51)	(46)	(112)	(95)	(304)
Amortization of Intangibles	(7)	(4)	(7)	(5)	(23)

Operating Income - As Restated	$1,067	$1,423	$1,023	$330	$3,843

*	This segment was formerly known as European Union.

Kraft Foods Inc. and Subsidiaries

Segment Realignment and Other Restatements

Full Year 2006 and Quarterly 2007

($ in millions) (Unaudited)

	2006 Year	2007
		Q1	Q2	Q3	Q4	Year
Operating Income - As Reported
U.S. Beverages	$204	$138	$132	$(12)	$58	$316
U.S. Cheese	660	149	83	91	77	400
U.S. Convenient Meals	412	107	113	93	74	387
U.S. Grocery	1,254	247	276	219	270	1,012
U.S. Snacks	444	155	155	157	140	607
Canada & N.A. Foodservice	426	79	110	131	84	404

North America	3,400	875	869	679	703	3,126

Europe*	547	118	124	129	198	569
Developing Markets	403	90	132	132	120	474

Unrealized G/(L) on Hedging Activities	—	8	4	(6)	10	16
General Corporate Expenses	(189)	(50)	(43)	(46)	(67)	(206)
Amortization of Intangibles	(7)	(2)	(4)	(3)	(4)	(13)

Operating Income - As Reported	$4,154	$1,039	$1,082	$885	$960	$3,966

Segment Realignment
Europe (to Developing Markets)	(85)	(22)	(24)	(26)	(42)	(114)
Developing Markets (from Europe)	85	22	24	26	42	114

LIFO Restatement
U.S. Beverages	16	7	(3)	4	16	24
U.S. Cheese	(22)	8	28	15	70	121
U.S. Convenient Meals	13	3	—	—	1	4
U.S. Grocery	7	1	1	1	8	11
U.S. Snacks	(13)	2	—	—	17	19
Canada & N.A. Foodservice	(2)	4	5	3	16	28

Cost Assignment Methodology Change
U.S. Beverages	6	—	3	—	3	6
U.S. Cheese	(34)	(6)	(7)	(13)	(8)	(34)
U.S. Convenient Meals	(72)	(18)	(19)	(15)	(20)	(72)
U.S. Grocery	(1)	(1)	(1)	2	(1)	(1)
U.S. Snacks	90	22	21	26	21	90
Canada & N.A. Foodservice	11	3	3	—	5	11

Adoption of FAS No. 160
General Corporate Expenses (to Noncontrolling Interest)	5	1	1	—	1	3

Operating Income - As Restated
U.S. Beverages	$226	$145	$132	$(8)	$77	$346
U.S. Cheese	604	151	104	93	139	487
U.S. Convenient Meals	353	92	94	78	55	319
U.S. Grocery	1,260	247	276	222	277	1,022
U.S. Snacks	521	179	176	183	178	716
Canada & N.A. Foodservice	435	86	118	134	105	443

North America	3,399	900	900	702	831	3,333

Europe	462	96	100	103	156	455
Developing Markets	488	112	156	158	162	588

Unrealized G/(L) on Hedging Activities	—	8	4	(6)	10	16
General Corporate Expenses	(184)	(49)	(42)	(46)	(66)	(203)
Amortization of Intangibles	(7)	(2)	(4)	(3)	(4)	(13)

Operating Income - As Restated	$4,158	$1,065	$1,114	$908	$1,089	$4,176

*	This segment was formerly known as European Union.

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Information

Net Revenues

For the Twelve Months Ended December 31,

($ in millions) (Unaudited)

						% Change		Organic Growth Drivers
	As Restated (GAAP)	Impact of Divestitures	Impact of Acquisitions	Impact of Currency	Organic (Non- GAAP)	As Restated (GAAP)	Organic (Non- GAAP)	Volume		Mix		Price
2008 Reconciliation

U.S. Beverages	$3,001	$—	$—	$—	$3,001	0.4%	2.8%	(3.8	)pp	1.7	pp	4.9	pp
U.S. Cheese	4,007	—	—	—	4,007	7.0%	7.0%	(6.7)		(0.4)		14.1
U.S. Convenient Meals	4,240	—	—	—	4,240	8.6%	8.6%	0.8		2.2		5.6
U.S. Grocery	3,389	—	—	—	3,389	3.4%	3.4%	(3.5)		0.7		6.2
U.S. Snacks	5,025	—	(17)	—	5,008	3.0%	2.8%	(3.1)		(2.5)		8.4
Canada & N.A. Foodservice	4,294	—	(3)	(56)	4,235	5.2%	4.2%	1.2		(0.9)		3.9

North America	$23,956	$—	$(20)	$(56)	$23,880	4.7%	4.8%	(2.5)		0.0		7.3

Europe	9,728	(214)	(2,216)	(387)	6,911	38.8%	3.4%	(1.8)		0.5		4.7
Developing Markets	8,248	(16)	(943)	(272)	7,017	38.0%	17.7%	0.9		4.7		12.1

Kraft Foods	$41,932	$(230)	$(3,179)	$(715)	$37,808	16.9%	6.7%	(1.8	)pp	0.9	pp	7.6	pp

2007 Reconciliation

U.S. Beverages	$2,990	$(72)	$—	$—	$2,918
U.S. Cheese	3,745	—	—	—	3,745
U.S. Convenient Meals	3,905	—	—	—	3,905
U.S. Grocery	3,277	—	—	—	3,277
U.S. Snacks	4,879	(9)	—	—	4,870
Canada & N.A. Foodservice	4,080	(15)	—	—	4,065

North America	$22,876	$(96)	$—	$—	$22,780

Europe	7,007	(323)	—	—	6,684
Developing Markets	5,975	(15)	—	—	5,960

Kraft Foods	$35,858	$(434)	$—	$—	$35,424

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Information

Net Revenues

For the Three Months Ended December 31,

($ in millions) (Unaudited)

						% Change		Organic Growth Drivers
	As Restated (GAAP)	Impact of Divestitures	Impact of Acquisitions	Impact of Currency	Organic (Non- GAAP)	As Restated (GAAP)	Organic (Non- GAAP)	Volume		Mix		Price
2008 Reconciliation

U.S. Beverages	$697	$—	$—	$—	$697	(2.2)%	(1.7)%	(1.4	)pp	(4.5	)pp	4.2	pp
U.S. Cheese	1,159	—	—	—	1,159	3.3%	3.3%	(11.0)		0.0		14.3
U.S. Convenient Meals	1,038	—	—	—	1,038	10.7%	10.7%	(1.2)		1.5		10.4
U.S. Grocery	883	—	—	—	883	2.0%	2.0%	(7.9)		2.0		7.9
U.S. Snacks	1,289	—	(7)	—	1,282	(0.7)%	(1.2)%	(8.2)		(4.2)		11.2
Canada & N.A. Foodservice	1,015	—	(2)	125	1,138	(9.2)%	2.0%	(3.9)		0.2		5.7

North America	$6,081	$—	$(9)	$125	$6,197	0.4%	2.4%	(5.6)		(1.4)		9.4

Europe	2,489	(13)	(545)	195	2,126	13.9%	1.4%	(3.9)		(1.5)		6.8
Developing Markets	2,111	(2)	(242)	186	2,053	17.3%	14.3%	(4.7)		3.6		15.4

Kraft Foods	$10,681	$(15)	$(796)	$506	$10,376	6.4%	4.4%	(5.2	)pp	(0.3	)pp	9.9	pp

2007 Reconciliation

U.S. Beverages	$713	$(4)	$—	$—	$709
U.S. Cheese	1,122	—	—	—	1,122
U.S. Convenient Meals	938	—	—	—	938
U.S. Grocery	866	—	—	—	866
U.S. Snacks	1,298	—	—	—	1,298
Canada & N.A. Foodservice	1,118	(2)	—	—	1,116

North America	$6,055	$(6)	$—	$—	$6,049

Europe	2,186	(90)	—	—	2,096
Developing Markets	1,800	(4)	—	—	1,796

Kraft Foods	$10,041	$(100)	$—	$—	$9,941

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Information

Net Revenues

For the Three Months Ended September 30,

($ in millions) (Unaudited)

						% Change		Organic Growth Drivers
	As Restated (GAAP)	Impact of Divestitures	Impact of Acquisitions	Impact of Currency	Organic (Non- GAAP)	As Restated (GAAP)	Organic (Non- GAAP)	Volume		Mix		Price
2008 Reconciliation

U.S. Beverages	$743	$—	$—	$—	$743	4.4%	7.4%	3.5	pp	(0.3	)pp	4.2	pp
U.S. Cheese	919	—	—	—	919	7.0%	7.0%	(8.9)		(1.8)		17.7
U.S. Convenient Meals	1,081	—	—	—	1,081	8.6%	8.6%	0.0		1.0		7.6
U.S. Grocery	802	—	—	—	802	5.9%	5.9%	0.2		0.5		5.2
U.S. Snacks	1,274	—	(4)	—	1,270	4.4%	4.1%	(4.1)		(2.9)		11.1
Canada & N.A. Foodservice	1,109	—	(1)	(12)	1,096	5.3%	4.5%	1.8		(0.7)		3.4

North America	$5,928	$—	$(5)	$(12)	$5,911	5.9%	6.1%	(0.6)		(1.7)		8.4

Europe	2,338	(44)	(554)	(160)	1,580	42.4%	1.3%	(4.1)		0.1		5.3
Developing Markets	2,135	(5)	(249)	(150)	1,731	45.7%	18.5%	(0.2)		6.6		12.1

Kraft Foods	$10,401	$(49)	$(808)	$(322)	$9,222	19.5%	7.3%	(1.0	)pp	(0.1	)pp	8.4	pp

2007 Reconciliation

U.S. Beverages	$712	$(20)	$—	$—	$692
U.S. Cheese	859	—	—	—	859
U.S. Convenient Meals	995	—	—	—	995
U.S. Grocery	757	—	—	—	757
U.S. Snacks	1,220	—	—	—	1,220
Canada & N.A. Foodservice	1,053	(4)	—	—	1,049

North America	$5,596	$(24)	$—	$—	$5,572

Europe	1,642	(82)	—	—	1,560
Developing Markets	1,465	(4)	—	—	1,461

Kraft Foods	$8,703	$(110)	$—	$—	$8,593

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Information

Net Revenues

For the Three Months Ended June 30,

($ in millions) (Unaudited)

						% Change		Organic Growth Drivers
	As Restated (GAAP)	Impact of Divestitures	Impact of Acquisitions	Impact of Currency	Organic (Non- GAAP)	As Restated (GAAP)	Organic (Non- GAAP)	Volume		Mix		Price
2008 Reconciliation

U.S. Beverages	$789	$—	$—	$—	$789	0.1%	3.4%	(4.6	)pp	2.0	pp	6.0	pp
U.S. Cheese	972	—	—	—	972	10.0%	10.0%	(5.1)		(0.3)		15.4
U.S. Convenient Meals	1,089	—	—	—	1,089	7.6%	7.6%	1.7		3.4		2.5
U.S. Grocery	912	—	—	—	912	4.5%	4.5%	(1.8)		(1.0)		7.3
U.S. Snacks	1,272	—	(1)	—	1,271	5.8%	5.7%	(0.7)		(2.3)		8.7
Canada & N.A. Foodservice	1,141	—	—	(83)	1,058	11.8%	4.0%	4.0		(2.6)		2.6

North America	$6,175	$—	$(1)	$(83)	$6,091	6.8%	5.9%	(1.2)		0.1		7.0

Europe	2,521	(72)	(624)	(236)	1,589	55.0%	2.8%	(3.4)		1.9		4.3
Developing Markets	2,108	(5)	(244)	(169)	1,690	46.2%	17.5%	1.7		4.2		11.6

Kraft Foods	$10,804	$(77)	$(869)	$(488)	$9,370	22.1%	7.3%	(1.0	)pp	1.1	pp	7.2	pp

2007 Reconciliation

U.S. Beverages	$788	$(25)	$—	$—	$763
U.S. Cheese	884	—	—	—	884
U.S. Convenient Meals	1,012	—	—	—	1,012
U.S. Grocery	873	—	—	—	873
U.S. Snacks	1,202	—	—	—	1,202
Canada & N.A. Foodservice	1,021	(4)	—	—	1,017

North America	$5,780	$(29)	$—	$—	$5,751

Europe	1,626	(81)	—	—	1,545
Developing Markets	1,442	(4)	—	—	1,438

Kraft Foods	$8,848	$(114)	$—	$—	$8,734

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Information

Net Revenues

For the Three Months Ended March 31,

($ in millions) (Unaudited)

						% Change		Organic Growth Drivers
	As Restated (GAAP)	Impact of Divestitures	Impact of Acquisitions	Impact of Currency	Organic (Non- GAAP)	As Restated (GAAP)	Organic (Non- GAAP)	Volume		Mix		Price
2008 Reconciliation

U.S. Beverages	$772	$—	$—	$—	$772	(0.6)%	2.4%	(12.6	)pp	10.1	pp	4.9	pp
U.S. Cheese	957	—	—	—	957	8.8%	8.8%	(1.3)		1.2		8.9
U.S. Convenient Meals	1,032	—	—	—	1,032	7.5%	7.5%	2.7		2.9		1.9
U.S. Grocery	792	—	—	—	792	1.4%	1.4%	(4.3)		1.5		4.2
U.S. Snacks	1,190	—	(5)	—	1,185	2.7%	3.0%	1.1		(0.3)		2.2
Canada & N.A. Foodservice	1,029	—	—	(86)	943	15.9%	6.8%	3.0		(0.1)		3.9

North America	$5,772	$—	$(5)	$(86)	$5,681	6.0%	5.0%	(2.6)		3.4		4.2

Europe	2,380	(85)	(493)	(186)	1,616	53.3%	9.0%	5.1		2.1		1.8
Developing Markets	1,894	(4)	(208)	(139)	1,543	49.4%	22.0%	8.6		5.3		8.1

Kraft Foods	$10,046	$(89)	$(706)	$(411)	$8,840	21.5%	8.4%	0.2	pp	3.9	pp	4.3	pp

2007 Reconciliation

U.S. Beverages	$777	$(23)	$—	$—	$754
U.S. Cheese	880	—	—	—	880
U.S. Convenient Meals	960	—	—	—	960
U.S. Grocery	781	—	—	—	781
U.S. Snacks	1,159	(9)	—	—	1,150
Canada & N.A. Foodservice	888	(5)	—	—	883

North America	$5,445	$(37)	$—	$—	$5,408

Europe	1,553	(70)	—	—	1,483
Developing Markets	1,268	(3)	—	—	1,265

Kraft Foods	$8,266	$(110)	$—	$—	$8,156

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Information

Net Revenues

For the Twelve Months Ended December 31,

($ in millions) (Unaudited)

						% Change		Organic Growth Drivers
	As Restated (GAAP)	Impact of Divestitures	Impact of Acquisitions	Impact of Currency	Organic (Non- GAAP)	As Restated (GAAP)	Organic (Non- GAAP)	Volume		Mix		Price
2007 Reconciliation

U.S. Beverages	$2,990	$(72)	$—	$—	$2,918	3.6%	5.2%	1.8	pp	2.5	pp	0.9	pp
U.S. Cheese	3,745	—	—	—	3,745	5.7%	5.7%	0.2		0.8		4.7
U.S. Convenient Meals	3,905	—	—	—	3,905	5.6%	5.6%	3.4		1.6		0.6
U.S. Grocery	3,277	—	—	—	3,277	1.6%	3.5%	(0.6)		2.1		2.0
U.S. Snacks	4,879	(9)	—	—	4,870	0.9%	3.5%	1.6		2.0		(0.1)
Canada & N.A. Foodservice	4,080	(15)	—	(113)	3,952	5.3%	3.9%	(0.3)		0.3		3.9

North America	$22,876	$(96)	$—	$(113)	$22,667	3.7%	4.5%	1.0		1.6		1.9

Europe	7,007	(323)	(226)	(571)	5,887	18.9%	3.3%	3.1		2.0		(1.8)
Developing Markets	5,975	(15)	(7)	(330)	5,623	18.0%	11.3%	4.2		2.6		4.5

Kraft Foods	$35,858	$(434)	$(233)	$(1,014)	$34,177	8.6%	5.4%	1.8	pp	1.9	pp	1.7	pp

2006 Reconciliation

U.S. Beverages	$2,886	$(112)	$—	$—	$2,774
U.S. Cheese	3,544	—	—	—	3,544
U.S. Convenient Meals	3,697	—	—	—	3,697
U.S. Grocery	3,225	(59)	—	—	3,166
U.S. Snacks	4,834	(127)	—	—	4,707
Canada & N.A. Foodservice	3,874	(71)	—	—	3,803

North America	$22,060	$(369)	$—	$—	$21,691

Europe	5,894	(196)	—	—	5,698
Developing Markets	5,064	(13)	—	—	5,051

Kraft Foods	$33,018	$(578)	$—	$—	$32,440

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Information

Operating Income

For the Twelve Months Ended December 31,

($ in millions) (Unaudited)

						% Change
	As Restated (GAAP)	Asset Impairment, Exit and Implementation Costs - Restructuring	Asset Impairments / Other Expenses - Non-Restructuring	(Gains) / Losses on Divestitures, net	Excluding Items (Non- GAAP)	As Restated (GAAP)	Excluding Items (Non- GAAP)
2008 Reconciliation

U.S. Beverages	$381	$65	$—	$1	$447	10.1%	(8.6)%
U.S. Cheese	563	36	—	—	599	15.6%	5.8%
U.S. Convenient Meals	339	40	—	—	379	6.3%	7.7%
U.S. Grocery	1,009	46	—	—	1,055	(1.3)%	(0.1)%
U.S. Snacks	638	75	—	—	713	(10.9)%	(2.2)%
Canada & N.A. Foodservice	448	113	—	—	561	1.1%	12.2%

North America	$3,378	$375	$—	$1	$3,754	1.4%	1.7%

Europe	182	474	100	91	847	(60.0)%	37.3%
Developing Markets	815	140	51	—	1,006	38.6%	59.7%

Unrealized G/(L) on Hedging Activities	(205)	—	—	—	(205)	(100.0+ )%	(100.0+ )%
Corporate Items	(327)	—	72	—	(255)	(51.4)%	(18.1)%

Kraft Foods	$3,843	$989	$223	$92	$5,147	(8.0)%	8.6%

2007 Reconciliation

U.S. Beverages	$346	$17	$120	$6	$489
U.S. Cheese	487	79	—	—	566
U.S. Convenient Meals	319	33	—	—	352
U.S. Grocery	1,022	34	—	—	1,056
U.S. Snacks	716	25	—	(12)	729
Canada & N.A. Foodservice	443	57	—	—	500

North America	$3,333	$245	$120	$(6)	$3,692

Europe	455	152	10	—	617
Developing Markets	588	50	—	(8)	630

Unrealized G/(L) on Hedging Activities	16	—	—	—	16
Corporate Items	(216)	—	—	—	(216)

Kraft Foods	$4,176	$447	$130	$(14)	$4,739

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Information

Operating Income

For the Three Months Ended December 31,

($ in millions) (Unaudited)

						% Change
	As Restated (GAAP)	Asset Impairment, Exit and Implementation Costs - Restructuring	Asset Impairments / Other Expenses - Non-Restructuring	(Gains) / Losses on Divestitures, net	Excluding Items (Non- GAAP)	As Restated (GAAP)	Excluding Items (Non- GAAP)
2008 Reconciliation

U.S. Beverages	$18	$23	$—	$—	$41	(76.6)%	(52.9)%
U.S. Cheese	190	21	—	—	211	36.7%	37.0%
U.S. Convenient Meals	64	23	—	—	87	16.4%	38.1%
U.S. Grocery	228	39	—	—	267	(17.7)%	(5.7)%
U.S. Snacks	106	64	—	—	170	(40.4)%	(7.1)%
Canada & N.A. Foodservice	57	61	—	—	118	(45.7)%	(18.6)%

North America	$663	$231	$—	$—	$894	(20.2)%	(2.3)%

Europe	(166)	358	39	(1)	230	(100.0+ )%	17.9%
Developing Markets	100	91	51	—	242	(38.3)%	36.7%

Unrealized G/(L) on Hedging Activities	(167)	—	—	—	(167)	(100.0+ )%	(100.0+ )%
Corporate Items	(100)	—	17	—	(83)	(42.9)%	(18.6)%

Kraft Foods	$330	$680	$107	$(1)	$1,116	(69.7)%	(9.0)%

2007 Reconciliation

U.S. Beverages	$77	$4	$—	$6	$87
U.S. Cheese	139	15	—	—	154
U.S. Convenient Meals	55	8	—	—	63
U.S. Grocery	277	6	—	—	283
U.S. Snacks	178	5	—	—	183
Canada & N.A. Foodservice	105	40	—	—	145

North America	$831	$78	$—	$6	$915

Europe	156	29	10	—	195
Developing Markets	162	15	—	—	177

Unrealized G/(L) on Hedging Activities	10	—	—	—	10
Corporate Items	(70)	—	—	—	(70)

Kraft Foods	$1,089	$122	$10	$6	$1,227

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Information

Operating Income

For the Three Months Ended September 30,

($ in millions) (Unaudited)

						% Change
	As Restated (GAAP)	Asset Impairment, Exit and Implementation Costs - Restructuring	Asset Impairments / Other Expenses - Non-Restructuring	(Gains) / Losses on Divestitures, net	Excluding Items (Non- GAAP)	As Restated (GAAP)	Excluding Items (Non- GAAP)
2008 Reconciliation

U.S. Beverages	$83	$26	$—	$1	$110	100.0+ %	(6.0)%
U.S. Cheese	148	1	—	—	149	59.1%	44.7%
U.S. Convenient Meals	79	7	—	—	86	1.3%	(1.1)%
U.S. Grocery	236	(2)	—	—	234	6.3%	2.2%
U.S. Snacks	190	2	—	—	192	3.8%	1.1%
Canada & N.A. Foodservice	153	12	—	—	165	14.2%	18.7%

North America	$889	$46	$—	$1	$936	26.6%	8.2%

Europe	115	35	57	—	207	11.7%	63.0%
Developing Markets	279	9	—	—	288	76.6%	68.4%

Unrealized G/(L) on Hedging Activities	(141)	—	—	—	(141)	(100.0+ )%	(100.0+ )%
Corporate Items	(119)	—	55	—	(64)	(100.0+ )%	(30.6)%

Kraft Foods	$1,023	$90	$112	$1	$1,226	12.7%	10.6%

2007 Reconciliation

U.S. Beverages	$(8)	$5	$120	$—	$117
U.S. Cheese	93	10	—	—	103
U.S. Convenient Meals	78	9	—	—	87
U.S. Grocery	222	7	—	—	229
U.S. Snacks	183	7	—	—	190
Canada & N.A. Foodservice	134	5	—	—	139

North America	$702	$43	$120	$—	$865

Europe	103	24	—	—	127
Developing Markets	158	13	—	—	171

Unrealized G/(L) on Hedging Activities	(6)	—	—	—	(6)
Corporate Items	(49)	—	—	—	(49)

Kraft Foods	$908	$80	$120	$—	$1,108

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Information

Operating Income

For the Three Months Ended June 30,

($ in millions) (Unaudited)

						% Change
	As Restated (GAAP)	Asset Impairment, Exit and Implementation Costs - Restructuring	Asset Impairments / Other Expenses - Non-Restructuring	(Gains) / Losses on Divestitures, net	Excluding Items (Non- GAAP)	As Restated (GAAP)	Excluding Items (Non- GAAP)
2008 Reconciliation

U.S. Beverages	$135	$8	$—	$—	$143	2.3%	5.1%
U.S. Cheese	143	2	—	—	145	37.5%	(2.0)%
U.S. Convenient Meals	103	1	—	—	104	9.6%	5.1%
U.S. Grocery	306	4	—	—	310	10.9%	6.5%
U.S. Snacks	222	3	—	—	225	26.1%	23.6%
Canada & N.A. Foodservice	131	29	—	—	160	11.0%	29.0%

North America	$1,040	$47	$—	$—	$1,087	15.6%	10.9%

Europe	109	43	1	74	227	9.0%	40.1%
Developing Markets	246	31	—	—	277	57.7%	69.9%

Unrealized G/(L) on Hedging Activities	78	—	—	—	78	100.0+ %	100.0+ %
Corporate Items	(50)	—	—	—	(50)	(8.7)%	(8.7)%

Kraft Foods	$1,423	$121	$1	$74	$1,619	27.7%	28.2%

2007 Reconciliation

U.S. Beverages	$132	$4	$—	$—	$136
U.S. Cheese	104	44	—	—	148
U.S. Convenient Meals	94	5	—	—	99
U.S. Grocery	276	15	—	—	291
U.S. Snacks	176	6	—	—	182
Canada & N.A. Foodservice	118	6	—	—	124

North America	$900	$80	$—	$—	$980

Europe	100	62	—	—	162
Developing Markets	156	15	—	(8)	163

Unrealized G/(L) on Hedging Activities	4	—	—	—	4
Corporate Items	(46)	—	—	—	(46)

Kraft Foods	$1,114	$157	$—	$(8)	$1,263

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Information

Operating Income

For the Three Months Ended March 31,

($ in millions) (Unaudited)

						% Change
	As Restated (GAAP)	Asset Impairment, Exit and Implementation Costs - Restructuring	Asset Impairments / Other Expenses - Non-Restructuring	(Gains) / Losses on Divestitures, net	Excluding Items (Non- GAAP)	As Restated (GAAP)	Excluding Items (Non- GAAP)
2008 Reconciliation

U.S. Beverages	$145	$8	$—	$—	$153	0.0%	2.7%
U.S. Cheese	82	12	—	—	94	(45.7)%	(41.6)%
U.S. Convenient Meals	93	9	—	—	102	1.1%	(1.0)%
U.S. Grocery	239	5	—	—	244	(3.2)%	(3.6)%
U.S. Snacks	120	6	—	—	126	(33.0)%	(27.6)%
Canada & N.A. Foodservice	107	11	—	—	118	24.4%	28.3%

North America	$786	$51	$—	$—	$837	(12.7)%	(10.2)%

Europe	124	38	3	18	183	29.2%	37.6%
Developing Markets	190	9	—	—	199	69.6%	67.2%

Unrealized G/(L) on Hedging Activities	25	—	—	—	25	100.0+ %	100.0+ %
Corporate Items	(58)	—	—	—	(58)	(13.7)%	(13.7)%

Kraft Foods	$1,067	$98	$3	$18	$1,186	0.2%	3.9%

2007 Reconciliation

U.S. Beverages	$145	$4	$—	$—	$149
U.S. Cheese	151	10	—	—	161
U.S. Convenient Meals	92	11	—	—	103
U.S. Grocery	247	6	—	—	253
U.S. Snacks	179	7	—	(12)	174
Canada & N.A. Foodservice	86	6	—	—	92

North America	$900	$44	$—	$(12)	$932

Europe	96	37	—	—	133
Developing Markets	112	7	—	—	119

Unrealized G/(L) on Hedging Activities	8	—	—	—	8
Corporate Items	(51)	—	—	—	(51)

Kraft Foods	$1,065	$88	$—	$(12)	$1,141

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Information

Operating Income

For the Twelve Months Ended December 31,

($ in millions) (Unaudited)

						% Change
	As Restated (GAAP)	Asset Impairment, Exit and Implementation Costs - Restructuring	Asset Impairments / Other Expenses - Non-Restructuring	(Gains) / Losses on Divestitures, net	Excluding Items (Non- GAAP)	As Restated (GAAP)	Excluding Items (Non- GAAP)
2007 Reconciliation

U.S. Beverages	$346	$17	$120	$6	$489	53.1%	16.2%
U.S. Cheese	487	79	—	—	566	(19.4)%	(18.7)%
U.S. Convenient Meals	319	33	—	—	352	(9.6)%	(20.9)%
U.S. Grocery	1,022	34	—	—	1,056	(18.9)%	(2.4)%
U.S. Snacks	716	25	—	(12)	729	37.4%	(0.8)%
Canada & N.A. Foodservice	443	57	—	—	500	1.8%	4.0%

North America	$3,333	$245	$120	$(6)	$3,692	(1.9)%	(4.4)%

Europe	455	152	10	—	617	(1.5)%	(2.7)%
Developing Markets	588	50	—	(8)	630	20.5%	8.4%

Unrealized G/(L) on Hedging Activities	16	—	—	—	16	100.0%	100.0%
Corporate Items	(216)	—	—	—	(216)	(13.1)%	(13.1)%

Kraft Foods	$4,176	$447	$130	$(14)	$4,739	0.4%	(3.0)%

2006 Reconciliation

U.S. Beverages	$226	$25	$75	$95	$421
U.S. Cheese	604	92	—	—	696
U.S. Convenient Meals	353	92	—	—	445
U.S. Grocery	1,260	49	—	(227)	1,082
U.S. Snacks	521	40	168	6	735
Canada & N.A. Foodservice	435	37	—	9	481

North America	$3,399	$335	$243	$(117)	$3,860

Europe	462	253	170	(251)	634
Developing Markets	488	82	11	—	581

Unrealized G/(L) on Hedging Activities	—	—	—	—	—
Corporate Items	(191)	—	—	—	(191)

Kraft Foods	$4,158	$670	$424	$(368)	$4,884

Kraft Foods Inc. and Subsidiaries

Consolidated Statements of Earnings

For the Twelve Months Ended December 31, 2008

(in millions, except share data) (Unaudited)

		Restatements
	As Reported	Excise Tax	LIFO	Cost Assignment Methodology Change	Adoption of FAS No. 160	Adoption of FSP EITF 03-6-1	As Restated
Net revenues	$42,201	$(269)	$—	$—	$—	$—	$41,932

Cost of sales	28,186	(269)	(17)	188	—	—	28,088

Gross profit	14,015	—	17	(188)	—	—	13,844

Marketing, administration & research costs	9,059	—	—	(188)	(9)	—	8,862

Asset impairment and exit costs	1,024	—	—	—	—	—	1,024

Losses / (gains) on divestitures, net	92	—	—	—	—	—	92

Amortization of intangibles	23	—	—	—	—	—	23

Operating income	3,817	—	17	—	9	—	3,843

Interest & other expense, net	1,240	—	—	—	—	—	1,240

Earnings from continuing operations before income taxes	2,577	—	17	—	9	—	2,603

Provision for income taxes	728	—	27	—	—	—	755

Effective tax rate	28.2%						29.0%

Earnings from continuing operations	1,849	—	(10)	—	9	—	1,848

Earnings and gain from discontinued operations, net of income taxes	1,052	—	(7)	—	—	—	1,045

Net earnings	2,901	—	(17)	—	9	—	2,893

Noncontrolling interest	—	—	—	—	9	—	9

Net earnings attributable to Kraft Foods	$2,901	$—	$(17)	$—	$—	$—	$2,884

Earnings share:
Basic
- Continuing operations	$1.24						$1.23
- Discontinued operations	0.71						0.69
- Noncontrolling interest	—						—

- Net earnings attributable to Kraft Foods	$1.95						$1.92

Diluted
- Continuing operations	$1.22						$1.22
- Discontinued operations	0.70						0.69
- Noncontrolling interest	—						(0.01)

- Net earnings attributable to Kraft Foods	$1.92						$1.90

Average shares outstanding:
Basic	1,491	—	—	—	—	14	1,505
Diluted	1,510	—	—	—	—	5	1,515

Kraft Foods Inc. and Subsidiaries

Consolidated Statements of Earnings

For the Three Months Ended December 31, 2008

(in millions, except share data) (Unaudited)

		Restatements
	As Reported	Excise Tax	LIFO	Cost Assignment Methodology Change	Adoption of FAS No. 160	Adoption of FSP EITF 03-6-1	As Restated*
Net revenues	$10,767	$(86)	$—	$—	$—	$—	$10,681

Cost of sales	7,373	(86)	(25)	49	—	—	7,311

Gross profit	3,394	—	25	(49)	—	—	3,370

Marketing, administration & research costs	2,370	—	—	(49)	(2)	—	2,318

Asset impairment and exit costs	718	—	—	—	—	—	718

Losses / (gains) on divestitures, net	(1)	—	—	—	—	—	(1)

Amortization of intangibles	5	—	—	—	—	—	5

Operating income	302	—	25	—	2	—	330

Interest & other expense, net	306	—	—	—	—	—	306

Earnings from continuing operations before income taxes	(4)	—	25	—	2	—	24

Provision for income taxes	(90)	—	11	—	—	—	(79)

Effective tax rate	n / m						n / m

Earnings from continuing operations	86	—	14	—	2	—	103

Earnings and gain from discontinued operations, net of income taxes	77	—	—	—	—	—	77

Net earnings	163	—	14	—	2	—	180

Noncontrolling interest	—	—	—	—	2	—	2

Net earnings attributable to Kraft Foods	$163	$—	$14	$—	$—	$—	$178

Earnings share:
Basic
- Continuing operations	$0.06						$0.07
- Discontinued operations	0.05						0.05
- Noncontrolling interest	—						—

- Net earnings attributable to Kraft Foods	$0.11						$0.12

Diluted
- Continuing operations	$0.06						$0.07
- Discontinued operations	0.05						0.05
- Noncontrolling interest	—						—

- Net earnings attributable to Kraft Foods	$0.11						$0.12

Average shares outstanding:
Basic	1,460	—	—	—	—	14	1,474
Diluted	1,476	—	—	—	—	5	1,481

*	Rows may not add across due to rounding.

Kraft Foods Inc. and Subsidiaries

Consolidated Statements of Earnings

For the Three Months Ended September 30, 2008

(in millions, except share data) (Unaudited)

		Restatements
	As Reported	Excise Tax	LIFO	Cost Assignment Methodology Change	Adoption of FAS No. 160	Adoption of FSP EITF 03-6-1	As Restated*
Net revenues	$10,462	$(61)	$—	$—	$—	$—	$10,401

Cost of sales	7,096	(61)	17	44	—	—	7,096

Gross profit	3,366	—	(17)	(44)	—	—	3,305

Marketing, administration & research costs	2,199	—	—	(44)	(3)	—	2,151

Asset impairment and exit costs	123	—	—	—	—	—	123

Losses / (gains) on divestitures, net	1	—	—	—	—	—	1

Amortization of intangibles	7	—	—	—	—	—	7

Operating income	1,036	—	(17)	—	3	—	1,023

Interest & other expense, net	298	—	—	—	—	—	298

Earnings from continuing operations before income taxes	738	—	(17)	—	3	—	725

Provision for income taxes	192	—	13	—	—	—	205

Effective tax rate	26.0%						28.3%

Earnings from continuing operations	546	—	(30)	—	3	—	520

Earnings and gain from discontinued operations, net of income taxes	852	—	(7)	—	—	—	845

Net earnings	1,398	—	(37)	—	3	—	1,365

Noncontrolling interest	—	—	—	—	3	—	3

Net earnings attributable to Kraft Foods	$1,398	$—	$(37)	$—	$—	$—	$1,362

Earnings share:
Basic
- Continuing operations	$0.37						$0.35
- Discontinued operations	0.58						0.57
- Noncontrolling interest	—						(0.01)

- Net earnings attributable to Kraft Foods	$0.95						$0.91

Diluted
- Continuing operations	$0.36						$0.35
- Discontinued operations	0.57						0.56
- Noncontrolling interest	—						—

- Net earnings attributable to Kraft Foods	$0.93						$0.91

Average shares outstanding:
Basic	1,479	—	—	—	—	14	1,493
Diluted	1,496	—	—	—	—	7	1,503

*	Rows may not add across due to rounding.

Kraft Foods Inc. and Subsidiaries

Consolidated Statements of Earnings

For the Three Months Ended June 30, 2008

(in millions, except share data) (Unaudited)

		Restatements
	As Reported	Excise Tax	LIFO	Cost Assignment Methodology Change	Adoption of FAS No. 160	Adoption of FSP EITF 03-6-1	As Restated*
Net revenues	$10,870	$(66)	$—	$—	$—	$—	$10,804

Cost of sales	6,976	(66)	(22)	48	—	—	6,936

Gross profit	3,894	—	22	(48)	—	—	3,868

Marketing, administration & research costs	2,313	—	—	(48)	(2)	—	2,264

Asset impairment and exit costs	103	—	—	—	—	—	103

Losses / (gains) on divestitures, net	74	—	—	—	—	—	74

Amortization of intangibles	4	—	—	—	—	—	4

Operating income	1,400	—	22	—	2	—	1,423

Interest & other expense, net	331	—	—	—	—	—	331

Earnings from continuing operations before income taxes	1,069	—	22	—	2	—	1,092

Provision for income taxes	405	—	9	—	—	—	414

Effective tax rate	37.9%						37.9%

Earnings from continuing operations	664	—	13	—	2	—	678

Earnings and gain from discontinued operations, net of income taxes	68	—	1	—	—	—	69

Net earnings	732	—	14	—	2	—	747

Noncontrolling interest	—	—	—	—	2	—	2

Net earnings attributable to Kraft Foods	$732	$—	$14	$—	$—	$—	$745

Earnings share:
Basic
- Continuing operations	$0.44						$0.45
- Discontinued operations	0.05						0.05
- Noncontrolling interest	—						(0.01)

- Net earnings attributable to Kraft Foods	$0.49						$0.49

Diluted
- Continuing operations	$0.44						$0.44
- Discontinued operations	0.04						0.05
- Noncontrolling interest	—						—

- Net earnings attributable to Kraft Foods	$0.48						$0.49

Average shares outstanding:
Basic	1,508	—	—	—	—	14	1,522
Diluted	1,524	—	—	—	—	8	1,532

*	Rows may not add across due to rounding.

Kraft Foods Inc. and Subsidiaries

Consolidated Statements of Earnings

For the Three Months Ended March 31, 2008

(in millions, except share data) (Unaudited)

		Restatements
	As Reported	Excise Tax	LIFO	Cost Assignment Methodology Change	Adoption of FAS No. 160	Adoption of FSP EITF 03-6-1	As Restated*
Net revenues	$10,102	$(56)	$—	$—	$—	$—	$10,046

Cost of sales	6,741	(56)	13	47	—	—	6,745

Gross profit	3,361	—	(13)	(47)	—	—	3,301

Marketing, administration & research costs	2,177	—	—	(47)	(2)	—	2,129

Asset impairment and exit costs	80	—	—	—	—	—	80

Losses / (gains) on divestitures, net	18	—	—	—	—	—	18

Amortization of intangibles	7	—	—	—	—	—	7

Operating income	1,079	—	(13)	—	2	—	1,067

Interest & other expense, net	305	—	—	—	—	—	305

Earnings from continuing operations before income taxes	774	—	(13)	—	2	—	762

Provision for income taxes	221	—	(6)	—	—	—	215

Effective tax rate	28.6%						28.2%

Earnings from continuing operations	553	—	(7)	—	2	—	547

Earnings and gain from discontinued operations, net of income taxes	55	—	(1)	—	—	—	54

Net earnings	608	—	(8)	—	2	—	601

Noncontrolling interest	—	—	—	—	2	—	2

Net earnings attributable to Kraft Foods	$608	$—	$(8)	$—	$—	$—	$599

Earnings share:
Basic
- Continuing operations	$0.36						$0.36
- Discontinued operations	0.04						0.04
- Noncontrolling interest	—						(0.01)

- Net earnings attributable to Kraft Foods	$0.40						$0.39

Diluted
- Continuing operations	$0.36						$0.35
- Discontinued operations	0.04						0.04
- Noncontrolling interest	—						—

- Net earnings attributable to Kraft Foods	$0.40						$0.39

Average shares outstanding:
Basic	1,518	—	—	—	—	14	1,532
Diluted	1,534	—	—	—	—	8	1,542

*	Rows may not add across due to rounding.

Kraft Foods Inc. and Subsidiaries

Consolidated Statements of Earnings

For the Twelve Months Ended December 31, 2007

(in millions, except share data) (Unaudited)

		Restatements
	As Reported	Excise Tax	LIFO	Cost Assignment Methodology Change	Adoption of FAS No. 160	Adoption of FSP EITF 03-6-1	As Restated
Net revenues	$36,134	$(276)	$—	$—	$—	$—	$35,858

Cost of sales	24,057	(276)	(208)	83	—	—	23,656

Gross profit	12,077	—	208	(83)	—	—	12,202

Marketing, administration & research costs	7,673	—	—	(83)	(3)	—	7,587

Asset impairment and exit costs	440	—	—	—	—	—	440

Losses / (gains) on divestitures, net	(15)	—	1	—	—	—	(14)

Amortization of intangibles	13	—	—	—	—	—	13

Operating income	3,966	—	207	—	3	—	4,176

Interest & other expense, net	604	—	—	—	—	—	604

Earnings from continuing operations before income taxes	3,362	—	207	—	3	—	3,572

Provision for income taxes	1,002	—	78	—	—	—	1,080

Effective tax rate	29.8%						30.2%

Earnings from continuing operations	2,360	—	129	—	3	—	2,492

Earnings and gain from discontinued operations, net of income taxes	230	—	2	—	—	—	232

Net earnings	2,590	—	131	—	3	—	2,724

Noncontrolling interest	—	—	—	—	3	—	3

Net earnings attributable to Kraft Foods	$2,590	$—	$131	$—	$—	$—	$2,721

Earnings share:
Basic
- Continuing operations	$1.50						$1.57
- Discontinued operations	0.14						0.15
- Noncontrolling interest	—						(0.01)

- Net earnings attributable to Kraft Foods	$1.64						$1.71

Diluted
- Continuing operations	$1.48						$1.56
- Discontinued operations	0.14						0.15
- Noncontrolling interest	—						(0.01)

- Net earnings attributable to Kraft Foods	$1.62						$1.70

Average shares outstanding:
Basic	1,575	—	—	—	—	16	1,591
Diluted	1,594	—	—	—	—	6	1,600

Kraft Foods Inc. and Subsidiaries

Consolidated Statements of Earnings

For the Twelve Months Ended December 31, 2006

(in millions, except share data) (Unaudited)

		Restatements
	As Reported	Excise Tax	LIFO	Cost Assignment Methodology Change	Adoption of FAS No. 160	Adoption of FSP EITF 03-6-1	As Restated
Net revenues	$33,256	$(238)	$—	$—	$—	$—	$33,018

Cost of sales	21,344	(238)	1	83	—	—	21,190

Gross profit	11,912	—	(1)	(83)	—	—	11,828

Marketing, administration & research costs	7,120	—	—	(83)	(5)	—	7,032

Asset impairment and exit costs	999	—	—	—	—	—	999

Losses / (gains) on divestitures, net	(368)	—	—	—	—	—	(368)

Amortization of intangibles	7	—	—	—	—	—	7

Operating income	4,154	—	(1)	—	5	—	4,158

Interest & other expense, net	510	—	—	—	—	—	510

Earnings from continuing operations before income taxes	3,644	—	(1)	—	5	—	3,648

Provision for income taxes	816	—	—	—	—	—	816

Effective tax rate	22.4%						22.4%

Earnings from continuing operations	2,828	—	(1)	—	5	—	2,832

Earnings and gain from discontinued operations, net of income taxes	232	—	1	—	—	—	233

Net earnings	3,060	—	—	—	5	—	3,065

Noncontrolling interest	—	—	—	—	5	—	5

Net earnings attributable to Kraft Foods	$3,060	$—	$—	$—	$—	$—	$3,060

Earnings share:
Basic
- Continuing operations	$1.72						$1.71
- Discontinued operations	0.14						0.14
- Noncontrolling interest	—						(0.01)

- Net earnings attributable to Kraft Foods	$1.86						$1.84

Diluted
- Continuing operations	$1.71						$1.70
- Discontinued operations	0.14						0.14
- Noncontrolling interest	—						—

- Net earnings attributable to Kraft Foods	$1.85						$1.84

Average shares outstanding:
Basic	1,643	—	—	—	—	16	1,659
Diluted	1,655	—	—	—	—	6	1,661

Kraft Foods Inc. and Subsidiaries

Condensed Consolidated Balance Sheet

At December 31, 2008

($ in millions) (Unaudited)

		Restatements
	As Reported	LIFO	Adoption of FAS No. 160	As Restated
ASSETS
Cash and cash equivalents	$1,244	$—	$—	$1,244
Receivables, net	4,704	—	—	4,704
Inventories, net	3,729	152	—	3,881
Deferred income taxes	861	(57)	—	804
Other current assets	828	—	—	828

Total current assets	11,366	95	—	11,461
Property, plant & equipment, net	9,917	—	—	9,917
Goodwill	27,581	—	—	27,581
Intangible assets, net	12,926	—	—	12,926
Prepaid pension assets	56	—	—	56
Other assets	1,232	—	—	1,232

TOTAL ASSETS	$63,078	$95	$—	$63,173

LIABILITIES
Short-term borrowings	$897	$—	$—	$897
Current portion of long-term debt	765	—	—	765
Accounts payable	3,373	—	—	3,373
Accrued marketing	1,803	—	—	1,803
Accrued employment costs	951	—	—	951
Other current liabilities	3,255	26	—	3,281

Total current liabilities	11,044	26	—	11,070
Long-term debt	18,589	—	—	18,589
Deferred income taxes	4,064	—	—	4,064
Accrued pension costs	2,367	—	—	2,367
Accrued postretirement health care costs	2,678	—	—	2,678
Other liabilities	2,136	—	(61)	2,075

TOTAL LIABILITIES	40,878	26	(61)	40,843

SHAREHOLDERS’ EQUITY
Common stock, no par value	—	—	—	—
Additional paid-in capital	23,563	—	—	23,563
Retained earnings	13,345	69	—	13,414
Accumulated other comprehensive losses	(5,994)	—	—	(5,994)
Noncontrolling interest	—	—	61	61
Treasury stock, at cost	(8,714)	—	—	(8,714)

TOTAL SHAREHOLDERS’ EQUITY	22,200	69	61	22,330

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$63,078	$95	$—	$63,173

Kraft Foods Inc. and Subsidiaries

Condensed Consolidated Balance Sheet

At December 31, 2007

($ in millions) (Unaudited)

		Restatements
	As Reported	LIFO	Adoption of FAS No. 160	As Restated
ASSETS
Cash and cash equivalents	$567	$—	$—	$567
Receivables, net	5,197	—	—	5,197
Inventories, net	4,096	142	—	4,238
Deferred income taxes	575	(3)	—	572
Other current assets	302	—	—	302

Total current assets	10,737	139	—	10,876
Property, plant & equipment, net	10,778	—	—	10,778
Goodwill	31,193	—	—	31,193
Intangible assets, net	12,200	—	—	12,200
Prepaid pension assets	1,648	—	—	1,648
Other assets	1,437	—	—	1,437

TOTAL ASSETS	$67,993	$139	$—	$68,132

LIABILITIES
Short-term borrowings	$7,385	$—	$—	$7,385
Current portion of long-term debt	722	—	—	722
Accounts payable	4,065	—	—	4,065
Accrued marketing	1,833	—	—	1,833
Accrued employment costs	913	—	—	913
Other current liabilities	2,168	53	—	2,221

Total current liabilities	17,086	53	—	17,139
Long-term debt	12,902	—	—	12,902
Deferred income taxes	4,876	—	—	4,876
Accrued pension costs	810	—	—	810
Accrued postretirement health care costs	2,846	—	—	2,846
Other liabilities	2,178	—	(38)	2,140

TOTAL LIABILITIES	40,698	53	(38)	40,713

SHAREHOLDERS’ EQUITY
Common stock, no par value	—	—	—	—
Additional paid-in capital	23,445	—	—	23,445
Retained earnings	12,209	86	—	12,295
Accumulated other comprehensive losses	(1,835)	—	—	(1,835)
Noncontrolling interest	—	—	38	38
Treasury stock, at cost	(6,524)	—	—	(6,524)

TOTAL SHAREHOLDERS’ EQUITY	27,295	86	38	27,419

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$67,993	$139	$—	$68,132

Kraft Foods Inc. and Subsidiaries

Condensed Consolidated Balance Sheet

At December 31, 2006

($ in millions) (Unaudited)

		Restatements
	As Reported	LIFO	Adoption of FAS No. 160	As Restated
ASSETS
Cash and cash equivalents	$239	$—	$—	$239
Receivables, net	3,869	—	—	3,869
Inventories, net	3,506	(70)	—	3,436
Deferred income taxes	387	44	—	431
Other current assets	253	—	—	253

Total current assets	8,254	(26)	—	8,228
Property, plant & equipment, net	9,693	—	—	9,693
Goodwill	25,553	—	—	25,553
Intangible assets, net	10,177	—	—	10,177
Prepaid pension assets	1,168	—	—	1,168
Other assets	729	—	—	729

TOTAL ASSETS	$55,574	$(26)	$—	$55,548

LIABILITIES
Short-term borrowings	$1,715	$—	$—	$1,715
Current portion of long-term debt	1,418	—	—	1,418
Due to Altria Group, Inc. and affiliates	607	—	—	607
Accounts payable	2,602	—	—	2,602
Accrued marketing	1,626	—	—	1,626
Accrued employment costs	750	—	—	750
Other current liabilities	1,755	19	—	1,774

Total current liabilities	10,473	19	—	10,492
Long-term debt	7,081	—	—	7,081
Deferred income taxes	3,930	—	—	3,930
Accrued pension costs	1,022	—	—	1,022
Accrued postretirement health care costs	3,014	—	—	3,014
Other liabilities	1,499	—	(26)	1,473

TOTAL LIABILITIES	27,019	19	(26)	27,012

SHAREHOLDERS’ EQUITY
Common stock, no par value	—	—	—	—
Additional paid-in capital	23,626	—	—	23,626
Retained earnings	11,128	(45)	—	11,083
Accumulated other comprehensive losses	(3,069)	—	—	(3,069)
Noncontrolling interest	—	—	26	26
Treasury stock, at cost	(3,130)	—	—	(3,130)

TOTAL SHAREHOLDERS’ EQUITY	28,555	(45)	26	28,536

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$55,574	$(26)	$—	$55,548